UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10531

Nicholas Family of Funds, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2007

Date of reporting period: 06/30/2007

Item 1. Report to Stockholders.

August 2007

Report to Fellow Shareholders:

Returns for the first half of the year continued to exceed our expectations. The one-, three- and five-year returns for the Nicholas Liberty Fund for the period ended June 30, 2007 are now all solidly in double figures and have outperformed the benchmark in each respective period. While we are pleased with the performance of the Fund, we remain skeptical that the absolute levels of return can be sustained for the benchmark or the Fund.

Returns for Nicholas Liberty Fund and the Standard and Poor's 500 Index are provided in the chart below for the periods ended June 30, 2007.

	Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	Life
Nicholas Liberty Fund (inception date 11/30/01)	10.08%	25.69%	13.02%	15.45%	8.96%
Standard and Poor's 500 Index	6.96%	20.59%	11.68%	10.71%	6.97%
Ending value of $10,000 invested in Nicholas Liberty Fund	$11,008	$12,569	$14,436	$20,508	$16,140
Fund's Gross Expense Ratio (from 04/30/07 Prospectus): 3.14%
Fund's Net Expense Ratio (from 06/30/07 Semiannual Report): 1.00%

The Adviser has historically absorbed general expenses in excess of .20% of the Fund's average net assets on an annual basis. Effective January 2, 2007, the voluntary fee waiver was adjusted to absorb all expenses in excess of 1.00% of the Fund's average net assets on an annual basis. The Fund's gross expense ratio for the period ended June 30, 2007 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html. The Fund may impose a .25% redemption fee on shares held less than six months.

Investment performance and the net expense ratio for the Fund reflect voluntary fee waivers in effect. In the absence of such waivers, total returns would be reduced. The Fund is net of expenses whereas the market index does not incur expenses. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

First half performance was driven by strong contributions from holdings in consumer discretionary, technology and to a lesser extent energy. The consumer discretionary sector is probably the most diverse of all sectors ranging from auto manufacturers to restaurants and retail. While most areas within discretionary are fairly cyclical with significant economic exposure, there are niche areas that may not be cyclical at all. While our portfolio is significantly overweight in the discretionary sector, we tend to spurn the more cyclical areas and focus on these less cyclical niches. Multi-channel video providers (your local cable or satellite TV provider) fall in one such niche and were the largest contributor to our first half performance. European cable provider Liberty Global and domestic satellite provider EchoStar combined to contribute over 20% of our first half performance. We also have recently expanded our holdings here with DIRECTV as the company looks to have a significant competitive advantage in the second half with the addition of nearly 100 HD channels that no one else will have the capacity to provide.

In technology, we remain slightly overweight versus our benchmark but benefited by fairly strong company specific performance. Eleven of the Fund's thirteen holdings were positive contributors and, as a group, combined to over double the 9% average return posted by the benchmark technology sector.

The two constraints on performance in the first half of 2007 were healthcare and cash. The healthcare positions posted a modest 2% decline mainly as a result of two positions in dialysis providers. We have held positions in the dialysis business from the inception of the Fund and believe it is one of the best if not the best business model we have ever analyzed. From time to time, fears of government regulations and reimbursement changes besiege the industry but time and time again, it perseveres. We believe this time is no different.

On the cash front, we have spoken of this many times. Holding any level of cash in a market that increases over 20% in a year hurts performance. In the first half of the year, holding cash hurt the Fund's relative performance by approximately 100 basis points. We stress relative because cash never hurts absolute performance. Cash actually increased the Fund's return by approximately 60 basis points. We just likely could have done better investing in stocks in such a strong market.

The cash position is an interesting discussion and fairly unique to the Fund so it is quite important that shareholders understand our philosophy. As such, we decided to plagiarize ourselves and reprint a few paragraphs from a prior letter that are still fairly descriptive today.

As a result of the strong rally in the market, we are having a very difficult time finding new investments. Most of our existing holdings have also appreciated to levels where we no longer feel comfortable adding to them. As we have reiterated many times, we are not willing to justify new investments using relative valuations. Each investment has to stand on its own merits. If we cannot find investments with the appropriate risk/return characteristics, we would rather protect your principle in cash and wait until we do. We are not willing to give up this discipline to stretch for the last dollar of return.

As a result, our cash position is building. We are not trying to predict a crash or even a significant decline. We are only saying it is much more difficult to find investments that make sense. We are seeing plenty of marginal ideas and stocks that look attractive if compared to their overpriced competitors but that is not what we are looking for. We are, and will continue, to work as hard as ever to find places where we are really excited to deploy your capital. Until then, we are more comfortable protecting your capital in cash than risking it on marginal investments.

Finally, a quick comment on the Fund's expense ratio. At the start of this year, the Adviser of the Fund voluntarily agreed to absorb all expenses in excess of 1.00% of the Fund's average net assets. This means the total expenses charged to shareholders will not exceed 1.00% and could possibly be less. Prior to this, the Fund used a performance fee that would increase as the Fund outperformed the benchmark S and P 500. As this has been the case, the total expense ratio had increased above the standard fee. While the Adviser still believes in the merits of incentive fees, it decided to revert to an everyday low fee structure employed by other funds advised by Nicholas Company. This has an immediate impact on performance as fees have been reduced for all shareholders.

As a note, we, as well as many of the rating services such as Morningstar may not prominently display the new lower fee, or may only footnote it, even though it has already been in effect since the beginning of the year. Do not let this confuse you. As you can see in the performance table on the prior page, the Fund is required to display the historical gross expense ratio. The Fund, as well as the rating services, have to follow this presentation format because government regulations require it to do so. Referring back to the performance table, the gross expense ratio is not a fee that has ever been charged to shareholders, and the capped 1.00% fee is the actual net fee you are currently being charged. We feel this is a positive change that immediately benefits all shareholders, however please keep in mind that fees can be increased or decreased at any time in the future. Hopefully this discussion has shed some light on a potentially confusing presentation format.

As always, we appreciate the trust you have placed in us. With patience and a focus on the long-term, we believe we should all be aptly rewarded.

Sincerely,

Mark J. Giese

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. The S and P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.

Basis Point: One hundredth of a percentage point. For example 50 basis points equals .50%.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/07)

SEMIANNUAL REPORT

June 30, 2007

Nicholas Liberty Fund

Consistency in a World of Change

700 North Water Street

Milwaukee, Wisconsin 53202

www.nicholasfunds.com

Financial Highlights (NLBTX)

For a share outstanding throughout each period
	Six Months Ended June 30, 2007	Year Ended December 31,
	(unaudited)	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$12.90	$11.28	$12.05	$10.90	$ 7.81	$ 9.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	.06	(.05)	(.08)	(.06)	(.10)	(.06)
Net gain (loss) on securities (realized and unrealized)	1.24	2.11	.39	1.25	3.19	(2.12)
Total from investment operations	1.30	2.06	.31	1.19	3.09	(2.18)
LESS DISTRIBUTIONS
From net capital gain	--	(.44)	(1.08)	(.04)	--	--
Total distributions	--	(.44)	(1.08)	(.04)	--	--
NET ASSET VALUE, END OF PERIOD	$14.20	$12.90	$11.28	$12.05	$10.90	$ 7.81

TOTAL RETURN	10.08%(1)	18.23%	2.61%	10.88%	39.56%	(21.82)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$12.9	$9.5	$8.4	$7.9	$5.9	$3.2
Ratio of expenses to average net assets (2)	1.00%(3)	1.94%	2.06%	1.72%	2.11%	1.68%
Ratio of net investment income (loss) to average net assets (2)	.98%(3)	(.46)%	(.78)%	(.65)%	(1.24)%	(.75)%
Portfolio turnover rate	69.25%(3)	45.36%	45.39%	49.38%	89.33%	137.92%

Absent reimbursement of expenses by Adviser -
Ratio of expenses to average net assets	3.01%(3)	3.14%	3.31%	2.58%	2.83%	2.38%
Ratio of net investment loss to average net assets	(1.03)%(3)	(1.66)%	(2.03)%	(1.52)%	(1.96)%	(1.45)%

(1) Not annualized.

(2) Net of reimbursements by Adviser.

(3) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

June 30, 2007 (unaudited)
Percentage
Name	of Net Assets
DaVita, Inc.	6.70%
Liberty Global, Inc. - Series C	5.32%
National Financial Partners Corporation	4.64%
EchoStar Communications Corporation	3.57%
Hiland Partners, LP	3.30%
Liberty Media Holding Corporation Interactive Common - Series A	2.85%
Wright Express Corporation	2.64%
Cintas Corporation	2.45%
IAC/InterActiveCorp	2.42%
Microsoft Corporation	2.29%
Total of top ten	36.18%

Sector Diversification (As a Percentage of Portfolio)

June 30, 2007 (unaudited)

Short-Term Investments	22.42%
Consumer Discretionary	22.22%
Information Technology	16.43%
Health Care	13.38%
Financials	11.59%
Energy	9.33%
Industrials	3.47%
Telecommunication Services	1.16%

Fund Expenses

For the six month period ended June 30, 2007 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/06	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07
Actual	$1,000.00	$1,100.80	$5.21
Hypothetical	1,000.00	1,020.40	5.01
(5% return before expenses)

* Expenses are equal to the Fund's six-month annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one-half year period.

Schedule of Investments

June 30, 2007 (unaudited)
Shares or Principal Amount		Value

COMMON STOCKS - 77.26%
	Consumer Discretionary - Durables & Apparel - 1.33%
6,600	Carter's, Inc. *	$ 171,204

	Consumer Discretionary - Media - 13.80%
6,800	DIRECTV Group, Inc. (The) *	157,148
10,600	EchoStar Communications Corporation *	459,722
17,428	Liberty Global, Inc. Series C *	684,920
1,531	Liberty Media Holding Corporation Capital Common Series A *	180,168
16,328	Radio One, Inc. - Class A *	115,439
6,395	Radio One, Inc. - Class D *	45,149
11,968	Salem Communications Corporation	132,725
		1,775,271
	Consumer Discretionary - Retail - 6.80%
4,200	Best Buy Co., Inc.	196,014
9,013	IAC/InterActiveCorp *	311,940
16,421	Liberty Media Holding Corporation Interactive Common Series A *	366,681
		874,635
	Consumer Discretionary - Services - 0.20%
2,000	Coinmach Service Corp. - Class A	26,460

	Energy - 9.29%
11,100	Continental Resources, Inc. *	177,600
2,728	Hiland Holdings GP, LP	97,799
7,790	Hiland Partners, LP	424,633
8,200	MV Oil Trust	204,180
4,800	Newfield Exploration Company *	218,640
7,100	TXCO Resources Inc. *	72,988
		1,195,840
	Financials - Banks - 2.52%
5,500	Marshall & Ilsley Corporation	261,965
1,100	MGIC Investment Corporation	62,546
		324,511
	Financials - Insurance - 9.02%
12,900	National Financial Partners Corporation	597,399
4,500	Nationwide Financial Services, Inc.	284,490
5,220	Travelers Companies, Inc. (The)	279,270
		1,161,159
	Health Care - Equipment - 1.88%
11,800	DexCom, Inc. *	96,642
2,800	Medtronic, Inc.	145,208
		241,850
	Health Care - Pharmaceuticals & Biotechnology - 1.70%
5,300	Teva Pharmaceutical Industries Ltd.	218,625

	Health Care - Services - 9.75%
16,000	DaVita, Inc. *	862,080
22,367	Dialysis Corporation of America *	231,498
6,100	Radiation Therapy Services, Inc. *	160,674
		1,254,252
	Industrials - Commercial Services & Supplies - 3.45%
8,000	Cintas Corporation	315,440
1,400	Manpower Inc.	129,136
		444,576

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2007 (unaudited)
Shares or Principal Amount		Value

COMMON STOCKS - 77.26% (continued)
	Information Technology - Hardware & Equipment - 7.05%
2,898	CDW Corporation	$ 246,243
4,000	FLIR Systems, Inc. *	185,000
3,400	Jabil Circuit, Inc.	75,038
4,700	ScanSource, Inc. *	150,353
7,512	TESSCO Technologies Incorporated *	145,883
6,600	Vishay Intertechnology, Inc. *	104,412
		906,929
	Information Technology - Software & Services - 9.32%
4,600	Comverge, Inc. *	142,646
4,900	Fiserv, Inc. *	278,320
4,500	Hewitt Associates, Inc. *	144,000
10,000	Microsoft Corporation	294,700
9,900	Wright Express Corporation *	339,273
		1,198,939
	Telecommunication Services - 1.15%
1,900	Asia Satellite Telecommunications Holdings Limited	38,513
4,500	Clearwire Corporation *	109,935
		148,448
	TOTAL COMMON STOCKS (cost $7,659,137)	9,942,699

SHORT-TERM INVESTMENTS - 22.34%
	Commercial Paper - 19.96%
$250,000	Starbucks Corporation 07/02/07, 5.31%	250,000
300,000	Coca-Cola Enterprises Inc. 07/06/07, 5.27%	299,824
250,000	SABMiller plc 07/06/07, 5.36%	249,851
350,000	Time Warner Cable Inc. 07/11/07, 5.34%	349,533
175,000	UBS Finance (Delaware) LLC 07/16/07, 5.24%	174,643
275,000	Fortune Brands, Inc. 07/20/07, 5.30%	274,272
200,000	Kraft Foods Inc. 07/24/07, 5.32%	199,350
325,000	Integrys Energy Group, Inc. 07/26/07, 5.37%	323,837
200,000	Walt Disney Company (The) 08/03/07, 5.28%	199,061
250,000	Bank of America Corporation 08/21/07, 5.27%	248,170
		2,568,541
	Variable Rate Security - 2.38%
305,935	Wisconsin Corporate Central Credit Union (1) 07/02/07, 4.99%	305,935

	TOTAL SHORT-TERM INVESTMENTS (cost $2,874,476)	2,874,476

	TOTAL INVESTMENTS (cost $10,533,613) - 99.60%	12,817,175

	OTHER ASSETS, NET OF LIABILITIES - 0.40%	51,540

	TOTAL NET ASSETS (basis of percentages disclosed above) - 100%	$12,868,715

* Non-income producing security.
(1) Subject to a demand feature as defined by the Securities and Exchange Commission.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

June 30, 2007 (unaudited)
ASSETS
Investments in securities at value (cost $10,533,613)	$12,817,175
Receivables -
Investment securities sold	309,244
Dividend and interest	5,085
Due from adviser	2,084
Total receivables	316,413
Other	2,218
Total assets	13,135,806

LIABILITIES
Payables -
Investment securities purchased	242,200
Other payables and accrued expense	24,891
Total liabilities	267,091
Total net assets	$12,868,715

NET ASSETS CONSIST OF:
Paid in capital	$ 9,659,875
Net unrealized appreciation on investments	2,283,562
Accumulated undistributed net realized gain on investments	870,844
Accumulated undistributed net investment income	54,434
Total net assets	$12,868,715

NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares authorized)
offering price and redemption price (906,176 shares outstanding)	$14.20

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the six months ended June 30, 2007 (unaudited)
INCOME
Interest	$ 83,477
Dividend	26,427
Total income	109,904

EXPENSES
Management fee	105,435
Accounting and administrative fees	24,795
Audit and tax fees	12,325
Registration fees	6,467
Legal fees	5,855
Accounting system and pricing service fees	4,990
Directors' fees	2,462
Transfer agent fees	1,817
Other operating expenses	3,090
Total expenses before reimbursement	167,236
Reimbursement of expenses by adviser (Note 2)	111,766
Total expenses after reimbursement	55,470
Net investment income	54,434

NET REALIZED GAIN ON INVESTMENTS	809,716

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	177,025

Net realized and unrealized gain on investments	986,741

Net increase in net assets resulting from operations	$1,041,175

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended June 30, 2007 and the year ended December 31, 2006 (unaudited)
	Six Months Ended 06/30/2007 (unaudited)	2006

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$ 54,434	$ (38,071)
Net realized gain on investments	809,716	353,673
Change in net unrealized appreciation/depreciation on investments	177,025	1,116,247
Net increase in net assets resulting from operations	1,041,175	1,431,849

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments	--	(309,974)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued (198,054 and 89,340 shares, respectively)	2,718,076	1,081,458
Reinvestment of distributions (0 and 23,636 shares, respectively)	--	305,853
Cost of shares redeemed (25,572 and 120,611 shares, respectively)	(354,308)	(1,405,031)
Net increase (decrease) in net assets derived from capital share transactions	2,363,768	(17,720)
Total increase in net assets	3,404,943	1,104,155

NET ASSETS
Beginning of period	9,463,772	8,359,617
End of period (including accumulated undistributed net investment income of $54,434 and $0, respectively)	$12,868,715	$ 9,463,772

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

June 30, 2007 (unaudited)

(1) Summary of Significant Accounting Policies -

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. Investment transactions for financial statement purposes are recorded on trade date.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid annually. Distributions from net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. At June 30, 2007, no reclassifications were recorded.

The tax character of distributions paid during the six months ended June 30, 2007, and the year ended December 31, 2006 was as follows:

	06/30/2007	12/31/2006
Distributions paid from:
Long-term capital gain	$ --	$309,974

As of June 30, 2007, investment cost for federal tax purposes was $10,537,577 and the tax basis components of net assets were as follows:

Unrealized appreciation	$ 2,508,067
Unrealized depreciation	(228,469)
Net unrealized appreciation	2,279,598
Undistributed ordinary income	53,980
Accumulated undistributed net realized capital gain	875,262
Paid in capital	9,659,875
Net assets	$12,868,715

Notes to Financial Statements (continued)

June 30, 2007 (unaudited)

The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated undistributed net realized capital gain are attributable primarily to the tax deferral of losses from wash sales, holdings in partnership interests and return of capital from investments.

As of June 30, 2007, the Fund has no capital loss carryforward.

As of June 30, 2007, the Fund realized no post-October losses for tax purposes.

As of June 30, 2007, the Fund had a tax deferral of wash loss sales of approximately $4,000.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes" ("FIN 48"), FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the Statement of Operations. The Fund has applied FIN 48 to all open tax years and has determined that there is no financial statement implication.

(f) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(2) Related Parties -

(a) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is accrued to the Adviser based on an annualized Base Fee of 1.50% of average net assets. For each month subsequent to the end of the first full twelve months of operations, the Base Fee of 1.50% of average net assets will be adjusted up or down by the Performance Fee calculated as 25% of the difference between the Fund's average annual total return and the average annual total return of the Fund's benchmark, the Standard & Poor's 500 Index, as measured for each month from the inception date of the Fund. Once the Fund has had five full years of continuous operations, as measured from the first full month of operations, the Performance Fee adjustment will be based on a five year monthly rolling average. The maximum Performance Fee adjustment up or down is 0.75%. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.00% of average net assets. Under this agreement the Adviser waived $111,766 of fees during the period ended June 30, 2007. The management fee absent reimbursement and including reimbursement of expenses as a percentage of the Fund's average net assets for the period ending June 30, 2007, was an annualized 1.90% and (0.11)%, respectively. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel -

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $3,605 for the period ended June 30, 2007 for services rendered by this law firm.

(3) Investment Transactions -

For the period ended June 30, 2007, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $4,577,510 and $2,903,815, respectively.

Notes to Financial Statements (continued)

June 30, 2007 (unaudited)

(4) Future Adoption of New Accounting Standard -

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Historical Record (unaudited)

		Net Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
	Per Share	Per Share	Per Share	Ratio **	Investment
November 30, 2001 *	$10.00	$--	$ --	--	$10,000
December 31, 2001	9.99	--	--	19.8 times	9,990
December 31, 2002	7.81	--	--	12.4	7,810
December 31, 2003	10.90	--	--	16.6	10,900
December 31, 2004	12.05	--	0.0351	19.9	12,086
December 31, 2005	11.28	--	1.0841	21.4	12,402
December 31, 2006	12.90	--	0.4375	22.7	14,662
June 30, 2007	14.20	--	--	22.6	16,140

* Date of Initial Public Offering.

** Based on latest 12 months accomplished earnings.

Approval of Investment Advisory Contract (unaudited)

A discussion of the Approval by the Board of Directors of the Fund's Investment Advisory Contract can be found in the Fund's Annual Report dated December 31, 2006.

Information on Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website, www.sec.gov.

Quarterly Portfolio Schedule (unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy (unaudited)

Nicholas Liberty Fund respects each shareholders' right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION

ABOUT CURRENT OR FORMER SHAREHOLDERS,

INFORMATION SHARED WITH OUR TRANSFER AGENT,

A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

With a party representing you, with your consent, such as your broker or lawyer.

When required by law, such as in response to a subpoena or other legal process.

The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

* IRAs

* Traditional

* Roth

* SEP

* SIMPLE

* Coverdell Education Accounts

* Profit Sharing Plan

* Automatic Investment Plan

* Direct Deposit of Dividend and Capital Gain Distributions

* Systematic Withdrawal Plan with Direct Deposit

* Monthly Automatic Exchange between Funds

* Telephone Redemption

* Telephone Exchange

* 24-hour Automated Account Information (1-800-544-6547)

* 24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (1-800-544-6547).

Directors and Officers

DAVID O. NICHOLAS

President and Director

ROBERT H. BOCK

Director

TIMOTHY P. REILAND

Director

JAY H. ROBERTSON

Director

JEFFREY T. MAY

Senior Vice President, Secretary, Treasurer and Chief Compliance Officer

MARK J. GIESE

Senior Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

700 North Water Street

Milwaukee, Wisconsin

www.nicholasfunds.com

414-276-0535 or 800-544-6547

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Distributor

QUASAR DISTRIBUTOS, LLC

Milwaukee, Wisconsin

Custodian

U.S. BANK N.A.

Milwaukee, Wisconsin

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

_________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Family of Funds, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/30/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/30/2007

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 08/30/2007